Financial Data
AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited	Three Months Ended	Twelve Months Ended

12/31/06	12/31/05	% Chg	12/31/2006	12/31/2005	% Chg

Operating Revenues
Voice	$ 8,183	$ 7,129	14.8%	$ 33,908	$ 24,484	38.5%
Data	4,603	3,391	35.7%	18,068	10,734	68.3%
Wireless service	192	-	-	192	-	-
Directory	905	902	0.3%	3,621	3,625	-0.1%
Other	2,008	1,487	35.0%	7,266	4,921	47.7%

Total Operating Revenues	15,891	12,909	23.1%	63,055	43,764	44.1%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	6,708	5,856	14.5%	27,349	19,009	43.9%
Selling, general and administrative	4,115	3,715	10.8%	15,511	10,944	41.7%
Depreciation and amortization	2,492	2,206	13.0%	9,907	7,643	29.6%

Total Operating Expenses	13,315	11,777	13.1%	52,767	37,596	40.4%

Operating Income	2,576	1,132	-	10,288	6,168	66.8%

Interest Expense	465	405	14.8%	1,843	1,456	26.6%
Interest Income	99	92	7.6%	377	383	-1.6%
Equity in Net Income of Affiliates	605	267	-	2,043	609	-
Other Income (Expense) - Net	(21)	3	-	16	14	14.3%

Income Before Income Taxes	2,794	1,089	-	10,881	5,718	90.3%
Income Taxes	856	(566)	-	3,525	932	-

Net Income	$ 1,938	$ 1,655	17.1%	$ 7,356	$ 4,786	53.7%

Basic Earnings Per Share:
Net Income	$ 0.50	$ 0.46	8.7%	$ 1.89	$ 1.42	33.1%
Weighted Average Common
Shares Outstanding (000,000)	3,888	3,569	8.9%	3,882	3,368	15.3%
Diluted Earnings Per Share:
Net Income	$ 0.50	$ 0.46	8.7%	$ 1.89	$ 1.42	33.1%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,911	3,580	9.2%	3,902	3,379	15.5%

Financial Data
AT&T Inc.
Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended	Twelve Months Ended

Wireline	12/31/20	06	12/31/20	05%	Chg	12/31/20	06	12/31/20	05%	Chg

Segment Operating Revenues
Voice	$ 8,183		$ 7,129		14.8%	$33,908		$24,484		38.5%
Data	4,603		3,391		35.7%	18,068		10,734		68.3%
Other	1,695		1,317		28.7%	6,500		4,287		51.6%

Total Segment Operating Revenues	14,481		11,837		22.3%	58,476		39,505		48.0%

Segment Operating Expenses
Cost of sales	6,376		5,587		14.1%	26,206		17,945		46.0%
Selling, general and administrative	3,713		3,537		5.0%	14,305		9,912		44.3%
Depreciation and amortization	2,381		2,149		10.8%	9,614		7,426		29.5%

Total Segment Operating Expenses	12,470		11,273		10.6%	50,125		35,283		42.1%

Segment Income	$ 2,011		$ 564		-	$ 8,351		$ 4,222		97.8%

Wireless *

Segment Operating Revenues
Service revenues	$ 8,795	$ 7,779	13.1%	$ 33,756	$ 30,638	10.2%
Equipment sales	960	1,070	-10.3%	3,750	3,795	-1.2%

Total Segment Operating Revenues	9,755	8,849	10.2%	37,506	34,433	8.9%

Segment Operating Expenses
Cost of services and equipment sales	3,838	3,758	2.1%	15,056	14,387	4.7%
Selling, general and administrative	3,008	2,812	7.0%	11,447	11,647	-1.7%
Depreciation and amortization	1,582	1,730	-8.6%	6,436	6,575	-2.1%

Total Segment Operating Expenses	8,428	8,300	1.5%	32,939	32,609	1.0%

Segment Operating Income	1,327	549	-	4,567	1,824	-
Other Income (Expense) - Net	(317)	(297)	-6.7%	(1,325)	(1,293)	-2.5%

Segment Income	$ 1,010	$ 252	-	$ 3,242	$ 531	-

* Results reflect 100% of AT&T Mobility's actual results

Directory

Segment Operating Revenues	$ 933	$ 928	0.5%	$ 3,702	$ 3,714	-0.3%

Segment Operating Expenses
Cost of sales	264	277	-4.7%	1,117	1,104	1.2%
Selling, general and administrative	175	137	27.7%	643	611	5.2%
Depreciation and amortization	1	1	-	3	5	-40.0%

Total Segment Operating Expenses	440	415	6.0%	1,763	1,720	2.5%

Segment Operating Income	493	513	-3.9%	1,939	1,994	-2.8%
Equity in Net Income (Loss) of Affiliates	(4)	(4)	-	(17)	(5)	-

Segment Income	$ 489	$ 509	-3.9%	$ 1,922	$ 1,989	-3.4%

Other **

Segment Operating Revenues	$350	$216	62.0%	$ 954	$ 745	28.1%
Segment Operating Expenses	299	160	86.9%	977	792	23.4%

Segment Operating Income (Loss)	51	56	-8.9%	(23)	(47)	51.1%
Equity in Net Income of Affiliates	609	271	-	2,060	614	-

Segment Income	$660	$327	-	$ 2,037	$ 567	-

**	Includes results from BellSouth for the 2 days following the December 29, 2006 acquisition. Equity in Net Income of Affiliates includes our 60% proportionate share of AT&T Mobility's results prior to the December 29, 2006 BellSouth acquisition. AT&T Mobility results for the 2 days following the acquisition are reflected in the Wireless segment and our Consolidated Statements of Income.

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts

12/31/06 Unaudited	12/31/05

Assets
Current Assets
Cash and cash equivalents	$ 2,418	$ 1,224
Accounts receivable - net of allowances for
uncollectibles of $1,276 and $1,176	16,194	9,351
Prepaid expenses	1,477	1,029
Deferred income taxes	3,034	2,011
Other current assets	2,430	1,039

Total current assets	25,553	14,654

Property, plant and equipment - at cost	192,006	149,238
Less: accumulated depreciation and amortization	96,560	90,511

Property, Plant and Equipment - Net	95,446	58,727

Goodwill	67,287	14,055
Intangible Assets - Net	59,740	8,503
Investments in Equity Affiliates	2,323	2,031
Investments in and Advances to Cingular Wireless	-	31,404
Postemployment benefit	14,228	12,666
Other Assets	6,865	3,592

Total Assets	$ 271,442	$ 145,632

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$ 9,737	$ 4,455
Accounts payable and accrued liabilities	25,508	17,088
Accrued taxes	3,026	2,586
Dividends payable	2,215	1,289

Total current liabilities	40,486	25,418

Long-Term Debt	51,169	26,115

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	27,290	15,713
Postemployment benefit obligation	28,901	18,133
Unamortized investment tax credits	181	209
Other noncurrent liabilities	8,169	5,354

Total deferred credits and other noncurrent liabilities	64,541	39,409

Stockholders' Equity
Common shares issued ($1 par value)	6,495	4,065
Capital in excess of par value	91,058	27,499
Retained earnings	30,375	29,106
Treasury shares (at cost)	(7,368)	(5,406)
Additional minimum pension liability adjustment	-	(218)
Accumulated other comprehensive income	(5,314)	(356)

Total stockholders' equity	115,246	54,690

Total Liabilities and Stockholders' Equity	$ 271,442	$ 145,632

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents

Unaudited	Twelve Months Ended
12/31/06	12/31/05	12/31/04

Operating Activities
Net income	$ 7,356	$ 4,786	$ 5,887
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,907	7,643	7,564
Undistributed earnings from investments in equity affiliates	(1,946)	(451)	(542)
Provision for uncollectible accounts	586	744	761
Amortization of investment tax credits	(28)	(21)	(32)
Deferred income tax (benefit) expense	(87)	(658)	646
Net gain on sales of investments	(10)	(135)	(939)
Income from discontinued operations, net of tax	-	-	(908)
Retirement benefit funding	-	-	(2,232)
Changes in operating assets and liabilities:
Accounts receivable	519	(94)	282
Other current assets	30	34	(102)
Accounts payable and accrued liabilities	(2,213)	74	408
Stock-based compensation tax benefit	(18)	(3)	(5)
Other - net	1,519	1,055	162

Total adjustments	8,259	8,188	5,063

Net Cash Provided by Operating Activities	15,615	12,974	10,950

Investing Activities
Construction and capital expenditures	(8,320)	(5,576)	(5,099)
Receipts from (investments in) affiliates - net	(1,104)	2,436	(22,660)
Dispositions	756	526	6,672
Acquisitions, net of cash acquired	368	1,504	(74)
Purchases of held-to-maturity securities	-	-	(135)
Maturities of held-to-maturity securities	3	99	499
Proceeds from note repayment	-	37	50
Other	4	-	-

Net Cash Used in Investing Activities	(8,293)	(974)	(20,747)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	3,649	(4,119)	3,398
Repayment of other short-term borrowings	(2)	-	-
Issuance of long-term debt	1,491	1,973	6,461
Repayment of long-term debt	(4,242)	(2,682)	(881)
Purchase of treasury shares	(2,678)	(1,843)	(448)
Issuance of treasury shares	589	432	216
Repurchase of preferred shares of subsidiaries	-	(728)	-
Dividends paid	(5,153)	(4,256)	(4,141)
Stock-based compensation tax benefit	18	3	5
Other	200	(6)	-

Net Cash (Used in) Provided by Financing Activities	(6,128)	(11,226)	4,610

Net increase (decrease) in cash and cash equivalents
from continuing operations	1,194	774	(5,187)
Net Cash Used in Operating Activities from Discontinued Operations	-	(310)	(256)
Net Cash Provided by Investing Activities from Discontinued Operations	-	-	1,397

Net increase (decrease) in cash and cash equivalents	1,194	464	(4,046)

Cash and cash equivalents beginning of year	1,224	760	4,806

Cash and Cash Equivalents End of Year	$ 2,418	$ 1,224	$ 760

Financial Data

AT&T Inc.
Supplementary Operating Data
Dollars in millions

Unaudited	Three Months Ended	Year to Date
	12/31/2006	12/31/2005	12/31/20	06	12/31/20	05

In-Region [1]
Total Consumer Revenue Connections (000)
Retail Consumer Access Lines			25,307		26,683
Broadband Connections:
Consumer DSL Lines			7,255		5,807
U-verse High-Speed Internet Access			4		-
Satellite Broadband			5		-
Video Connections: [2]
DISH Connections			632		457
U-verse Video Connections			3		-

Total Consumer Revenue Connections (000)			33,206		32,947

Switched Access Lines (000)
Retail Consumer - Primary			21,841		22,793
Retail Consumer - Additional			3,466		3,890
Retail Business			17,136		17,457

Retail			42,443		44,140
Wholesale [3]			3,615		4,938
Coin [4]			249		335

Total Switched Access Lines (000)			46,307		49,413

Unbundled Loops (000)			1,588		1,695
DSL Lines in Service (000)			8,529		6,921
Net DSL Line Additions (000)	381	425	1,608		1,817
Video Connections (000) [2]			635		457
Net Video Connection Additions (000) [2]	49	38	178		134
Wireless
Wireless Voice Customers (000)			60,962		54,144
Net Customer Additions (000)	2,357	1,820	6,892		5,006
M&A Activity, Partitioned Customers and Other Adjs	(61)	32	(74)		6
POPs (000,000)			296		294

[1]	In-region represents access lines served by AT&T's incumbent local exchange companies (excluding BellSouth).
[2]	Video Connections include sales under agency agreement with EchoStar and U-verse connections.
[3]	Wholesale lines include lines purchased by AT&T Corp of approximately 1.04 million at 12/31/06 and 1.64 million at 12/31/05.
[4]	Coin includes both retail and wholesale access lines.